Exhibit 99.9

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Information Statement on Schedule 14C dated November 29, 2002 of ROHN Industries, Inc. of our report dated February 20, 2002, except as to liquidity and subsequent events described in Note 20 which is as of November 29, 2002, relating to the financial statements of ROHN Industries, Inc. which appears in the Current Report on Form 8-K of ROHN Industries, Inc. dated December 3, 2002.


/s/ PriceWaterhouseCoopers LLP

Peoria, Illinois
November 29, 2002